UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):  December 8, 2010

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                               000-50884                                                             94-3120386

                  (Commission File Number)                              (IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri                                    63108

       (Address of Principal Executive Offices)                                                       (Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

On December 7, 2010, Stereotaxis, Inc. (the “Company”) issued a press release announcing that the United States Department of Veteran Affairs awarded Stereotaxis a Federal Supply Schedule Contract for its Niobe® Remote Magnetic Navigation System, related service agreement, and disposable products. The second paragraph of the press release inadvertently indicated that the Company’s Odyssey technologies will be included on the National Acquisition Center Contract Management Database and GSA Advantage Price List. A revised press release correcting this mistake is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward Looking Statements and Additional Information

Statements made herein or incorporated herein that are “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included or incorporated herein that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are not guarantees of future events or the Company’s future performance and are subject to risks, uncertainties and other important factors that could cause events or the Company’s actual performance or achievements to be materially different than those projected by the Company. For a full discussion of these risks, uncertainties and factors, the Company encourages you to read its documents on file with the SEC. Except as required by law, the Company does not intend to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

The information furnished in this Item 7.01 (including the press release attached as Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including the press release attached as Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

99.1    Revision to press release originally issued December 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        STEREOTAXIS, INC.

Date:   December 8, 2010                               By:___/s/ Daniel J. Johnston_________________

                                                            Name:  Daniel J. Johnston

                                                            Title:  Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                 Document

99.1    Revision to press release originally issued December 7, 2010